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                                                                 Exhibit 10.18

                      FORM OF 2000 STOCK WARRANT AGREEMENT

No. W-B-_____     _________, 2000

      THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR PURSUANT TO THE SECURITIES LAWS OF ANY STATE. THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS; PROVIDED THAT IN THE CASE OF AN EXEMPTION, THE ISSUER HAS RECEIVED EVIDENCE SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF ANY SUCH SECURITIES.

                        SERIES B STOCK WARRANT AGREEMENT

      1.     GRANT OF WARRANT.

            (a) For value received, Cypress Communications, Inc., a Delaware corporation (the "Company"), hereby agrees that ____________________ (the "Holder") shall be entitled, subject to the provisions and upon their terms and conditions set forth below, to purchase from the Company, during the period set forth in Section 2(a) below, up to [____________] ([______]) fully paid and non-assessable shares of common stock, $.001 par value per share ("Common Stock"), of the Company (the "Warrant Shares"), at a price of $______ per share (the "Exercise Price"). The parties hereto acknowledge that the number of Warrant Shares and the Exercise Price are subject to adjustment as provided herein, and that (i) the initial number of Warrant Shares issuable upon the exercise of this Warrant is equal to the product of (x) the RSF represented on the Buildings List as of the date hereof multiplied by (y) .018 (rounded to the nearest whole share) and (ii) the initial Exercise Price is equal to the average of the last reported sales prices of the Common Stock as reported by the Nasdaq National Market for the twenty (20) trading days immediately preceding the date hereof.

            (b) This Warrant is being granted in connection with the Holder's entry into and performance under that certain Master Communications License Transaction Agreement between the Company and the Holder of even date herewith (as the same may be amended from time to time, the "Master Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Master Agreement.

      2.    EXERCISE OF WARRANT.

            (a) Subject to the limitations set forth in Section 6, this Warrant may be exercised, in whole or in part, during the period commencing on the date which is the later of (i) the date six months after the date hereof or (ii) the date on which the Company and Holder (or any Affiliate or Owner) have executed License Agreements pertaining to 75% or more of the RSF as represented by the final Buildings List in accordance with the Master Agreement, and ending at 5:00 p.m. Atlanta, Georgia time on the tenth (10th) anniversary of the date hereof (if such day is a day on which banking institutions in Georgia are authorized by law to close, then on the next succeeding day that shall not be such a day) (the "Expiration Date").

            (b) The Holder may exercise this Warrant by presentation and surrender of this Warrant to the Company at its principal office with the Warrant Exercise Form attached hereto as EXHIBIT A duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Company) of the Exercise Price for the number of Warrant Shares specified in such form (the date of such events, the "Exercise Date").

            (c) Upon the occurrence of the events described in Section 2(b), the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

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            (d) The Company will deliver, or cause to be delivered, to the
Holder certificates representing the Warrant Shares purchased upon exercise of this Warrant within ten (10) business days after the Exercise Date. Unless all of the purchase rights represented by this Warrant have been exercised, the Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and will within such ten-day period, deliver such new Warrant to the Holder.

            (e) The issuance of certificates representing Warrant Shares upon exercise of this Warrant will be made without charge to the Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares. The Holder or its transferee shall pay any transfer tax payable in respect of a transfer of the Warrant or the Warrant Shares to a third party.

      3.    ADJUSTMENTS AFTER THE DILIGENCE PERIOD.

            (a) If after the end of the Diligence Period, the RSF represented on the final Buildings List is less than the RSF listed on the Buildings List as of the date hereof, then the number of Warrant Shares shall be adjusted as provided in this Section 3.

            (b) If the event described in Section 3(a) has occurred, then promptly after the end of the Diligence Period, the Company shall provide Holder a notice (the "Calculation Notice") setting forth the calculation of the adjusted number of Warrant Shares (rounded to the nearest whole number) which the Holder shall be entitled to purchase upon exercise of this Warrant. The adjusted number of Warrant Shares issuable upon exercise of this Warrant shall be the product of (x) the RSF represented on the final Buildings List multiplied by (y) .018, as adjusted to take into account any stock splits, combinations, reclassifications, or other changes in the Company's capitalization occurring after the date of this Warrant.

            (c) Upon receipt of the Calculation Notice from the Company, the Holder shall have ten (10) days to provide to the Company written notice of any objection with respect to such Warrant Calculation (the "Protest Notice"). If the Holder fails to provide Company with such Protest Notice within such ten-day period, the Holder shall be deemed to have accepted such calculation, and thereafter shall be entitled to exercise this Warrant only for the number of Warrant Shares so calculated. If the Holder provides the Company with such Protest Notice, and the parties cannot resolve the dispute within ten (10) days following delivery of the Protest Notice, such calculation, along with the Protest Notice, shall be submitted to a nationally recognized accounting firm not affiliated with either the Company or the Holder. The accounting firm shall review the calculation of the Warrant Shares and the Protest Notice and, within thirty (30) days after submission to it, shall choose either the Company's calculation of the Warrant Shares or the Holder's calculation of the Warrant Shares as the final determination of the number of Warrant Shares issuable upon exercise of this Warrant. Such determination shall be binding upon the parties hereto. The expenses of such accounting firm shall be paid by the non-prevailing party.

            (d) At any time after the earlier to occur of (i) the Holder's acceptance, or deemed acceptance, of the calculation of the Warrant Shares, (ii) the resolution of any dispute regarding such calculation by the parties hereto or (iii) the final determination of the number of Warrant Shares by the above-mentioned accounting firm, upon the Company's written request, the Holder shall promptly deliver this Warrant to the Company in exchange for a new Warrant, substantially identical hereto, reflecting the adjusted number of Warrant Shares issuable upon the exercise hereof (as determined in accordance with this Section 3). In the event that the Holder has not promptly delivered this Warrant to the Company, the Company may cancel this Warrant and issue a new Warrant to the Holder in accordance with the preceding sentence. The Holder shall be obligated to sign any such new Warrant.

      4.    OTHER ADJUSTMENTS.

            (a) Capital Adjustments. If the Company at any time or from time to time after the date hereof effects a subdivision of the outstanding Common Stock (by stock split, stock dividend, recapitalization or otherwise) or a combination the outstanding shares of Common Stock into a smaller number of shares (by reverse stock split, recapitalization or otherwise), (i) the Exercise Price in effect immediately before the subdivision or combination shall be automatically adjusted by multiplying the Exercise Price by a fraction (the "Capital Adjustment Factor"), the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of

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such subdivision or combination, and the denominator of which is the total number of shares of Common Stock issued and outstanding immediately after such subdivision or combination, and (ii) the number of Warrant Shares issuable upon exercise of this Warrant shall be automatically adjusted by dividing such number of shares by the Capital Adjustment Factor.

            (b) REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALES OF ASSETS. If at any time or from time to time after the date hereof, there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for in Section 4(a)), or a consolidation or merger of the Company with another corporation, or a sale of all or substantially all of the Company's assets to another corporation, then as a part of such reorganization, consolidation, merger or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon exercise of this Warrant would have been entitled in connection with such reorganization, consolidation, merger or sale, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the Holder after such reorganization, consolidation, merger or sale, to the end that the provisions of this Section 4 (including adjustment of the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant then in effect) shall be applicable after that event and be as nearly equivalent as practicable.

            (c) NOTICE TO WARRANT HOLDER OF ADJUSTMENT. At any time following the issuance of this Warrant, whenever the number of Warrant Shares issuable upon exercise of this Warrant or the Exercise Price is adjusted as herein provided, the Company shall cause to be mailed to the Holder in accordance with the provisions of this Section 4 a notice (i) stating that an event giving rise to an adjustment hereunder has occurred, (ii) setting forth the adjusted number of Warrant Shares and the adjusted Exercise Price and (iii) showing in reasonable detail the computations and the facts upon which such adjustments are based. The Holder shall be entitled to review such calculation and render any objections in the manner and within the same time frames provided in Section 3(c). Disputes, if any, shall be resolved in the manner and in the same time frames provided in Section 3(c).

            (d) NEW WARRANTS. In the event of any adjustments to the Warrant Shares or the Exercise Price pursuant to this Section 4, then at any time after the earlier to occur of (i) the Holder's acceptance, or deemed acceptance, of the adjustments, (ii) the resolution of any dispute regarding such adjustments by the parties hereto or (iii) the final determination of the adjustment by an accounting firm of the type described in Section 3(c), upon the Company's written request, the Holder shall promptly deliver this Warrant to the Company in exchange for a new Warrant, substantially identical hereto, reflecting the adjusted number of Warrant Shares issuable upon the exercise hereof and/or the adjusted Exercise Price (as determined in accordance with this Section 4). In the event that the Holder has not promptly delivered this Warrant to the Company, the Company may cancel this Warrant and issue a new Warrant to the Holder in accordance with the preceding sentence. The Holder shall be obligated to sign any such new Warrant.

            (e) FRACTIONAL SHARES. Each adjustment in the number of Warrant Shares purchasable hereunder shall be calculated to the nearest whole share with fractional shares disregarded.

      5.    FORFEITURE OF WARRANT SHARES AND RETURN OF PROCEEDS.

            (a) If, following a written request by the Company that the Company and the Holder (or the applicable Affiliate or Owner) execute a License Agreement with respect to a particular Building in accordance with the terms of the Master Agreement, the Holder (or the applicable Affiliate or Owner) fails to deliver an executed License Agreement with respect to such Building within thirty (30) days after such request, then, unless the Company agrees in writing to an extension, following each subsequent seven (7) day period in which such License Agreement is not executed and delivered to the Company, the number of Warrant Shares issuable upon the exercise of this Warrant shall automatically be reduced by a number of shares (the "Forfeited Amount") equal to the product of
(i) the number of Warrant Shares attributable to such Building (as such phrase is defined below) MULTIPLIED BY (ii) 25% (each such date, a "Forfeiture Date"). If this Warrant has been exercised as of a Forfeiture Date, the Holder shall be obligated to immediately forfeit to the Company a number of Warrant Shares equal to the Forfeited Amount or, if Holder has transferred such Warrant Shares, pay to the Company an amount (the "FMV Amount") equal to the product of (i) the Fair Market Value (as defined below) of a share of Common Stock

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MULTIPLIED BY (ii) the number of such transferred Warrant Shares; provided that, upon the return of such Warrant Shares or payment of the FMV Amount, the Company shall refund to the Holder the Exercise Price paid to the Company in connection with the issuance of such Warrant Shares. For the purposes of this Section 5(a), the "number of Warrant Shares attributable to such Building" shall be the product of (x) the RSF associated with such Building MULTIPLIED BY (y) .018, as adjusted to take into account any stock splits, combinations, reclassifications, or other changes in the Company's capitalization occurring after the date of this Warrant. For the purposes of this Section 5(a), the "Fair Market Value" of a share of Common Stock shall be the average of the last reported sales prices of the Common Stock as reported by the Nasdaq National Market, or if the Common Stock is listed on a national securities exchange, as reported by such exchange, for the twenty (20) trading days immediately preceding a Forfeiture Date. Any
(i) adjustment to the number of Warrant Shares issuable upon exercise of this Warrant, (ii) forfeiture of Warrant Shares or (iii) payment of the FMV Amount pursuant to this Section 5(a) shall not relieve the Holder of its obligations under the Master Agreement to deliver an executed License Agreement with respect to a particular Building, and any such adjustment, forfeiture or payment shall be in addition to any other remedy of the Company and shall not preclude assertion by the Company of any rights or the seeking of any other remedies.

            (b) In the event of any adjustment to the number of Warrant Shares pursuant to Section 5(a), then at any time thereafter, upon the Company's written request, the Holder shall deliver and shall cause any transferee to deliver this Warrant in exchange for a new Warrant reflecting the number of Warrant Shares then issuable upon the exercise hereof. In the event that the Holder or its transferee has not promptly delivered this Warrant, the Company may cancel this Warrant and issue a new Warrant to the Holder in accordance with the preceding sentence. If Warrant Shares have been issued, and the Holder fails to deliver to the Company the forfeited Warrant Shares or related FMV Amounts in accordance with Section 5(a), the Company shall be entitled to (i) cancel any certificates registered in the Holder's name representing the Warrant Shares on the books and records of the Company (at which time such Warrant Shares shall be deemed canceled without any additional required action on behalf of the Company or the Holder), and (but only to the extent necessary after taking the action provided in clause (i) above) (ii) set off against any amounts which the Company may owe Holder pursuant to the terms of any license agreements the aggregate of all FMV Amounts owed by Holder to the Company.

      6.    TRANSFER AND ASSIGNMENT; RESTRICTIONS ON TRANSFER.

            (a) The Holder hereby acknowledges that neither this Warrant nor any of the securities that may be acquired upon exercise of this Warrant have been registered or qualified under the 1933 Act or under the securities laws of any state. The Holder acknowledges that upon exercise of this Warrant the securities to be issued upon such exercise may be subject to applicable federal and state securities (or other) laws requiring registration, qualification or approval of governmental authorities before such securities may be validly issued or delivered upon notice of such exercise. The Holder agrees that the issuance of such securities may be deferred until the issuance or sale of such securities shall be lawful in all respects. The restrictions imposed by this Section 6(a) upon the exercise of this Warrant shall cease and terminate as to any particular Warrant Shares (i) when such securities shall have been effectively registered and qualified under the 1933 Act and all applicable state securities laws and disposed of in accordance with the registration statement covering such securities, or (ii) when, in the opinion of counsel for the Company, such restrictions are no longer required in order to ensure compliance with the 1933 Act and all applicable state securities laws.

            (b) This Warrant and all rights hereunder may be transferred, in whole or in part, without charge to the Holder, upon surrender of this Warrant with a properly executed Assignment (in the form attached hereto as EXHIBIT B). Prior to any assignment or transfer hereunder the Holder must provide to the Company evidence satisfactory to the Company that the proposed transfer will be effected in compliance with all applicable laws, including without limitation federal and state securities laws, and that the transferring Holder, notwithstanding the transfer, remains primarily and directly bound by, and that the transferee agrees to be bound by, the terms of this Warrant. The Company may require an opinion of counsel in form and substance reasonably satisfactory to it with respect to compliance with the aforementioned laws. The Holder also agrees that it will only transfer this Warrant, or any part hereof, to persons that can and will make representations to the Company of the type set forth in Sections 10(d) through (i) hereof. Notwithstanding the foregoing, (i) no transfers shall be allowed until sixty (60) days after the end of the Diligence Period and (ii) in no event may the Holder transfer portions of this Warrant representing, in the aggregate, the right to purchase more than the number of Warrant

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Shares attributable to the Buildings for which License Agreements have been executed. For the purposes of the preceding sentence, the "number of Warrant Shares attributable to the Buildings for which License Agreements have been executed" shall be the product of (x) the RSF associated with the Buildings for which License Agreements have been executed multiplied by (y) .018, as adjusted to take into account any stock splits, combinations, reclassifications, or other changes in the Company's capitalization occurring after the date of this Warrant.

            (d) Except as set forth in paragraph (c) above, neither this Warrant nor any rights hereunder may be assigned, transferred, pledged or hypothecated in any way (whether by operation of law or otherwise). This Warrant shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Warrant contrary to the provisions of this Warrant shall be null and void and without legal effect.

            (e) The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of Warrants. The Company may deem and treat the registered owner as the absolute owner hereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice (other than a duly executed Assignment provided in accordance with Section 6(c)) to the contrary.

      7. RESERVATION OF SHARES. The Company shall at all times have authorized and reserved for issuance and delivery all shares of Common Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon exercise in compliance with the terms of this Warrant, shall be validly issued, fully paid and non-assessable. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any securities exchange or inter-dealer quotation system upon which shares of Common Stock may be listed or traded (except for official notice of issuance which shall be immediately transmitted by Company upon issuance).

      8.    PIGGY-BACK REGISTRATION RIGHTS.

            (a) If at any time Registrable Shares (as defined below) are outstanding, the Company proposes to file a registration statement under the 1933 Act with respect to an offering of shares of Common Stock solely for cash (other than a registration statement (i) on Form S-8 or any successor form or in connection with any employee or director welfare, benefit or compensation plan,
(ii) on Form S-4 or any successor form or in connection with an exchange offer,
(iii) in connection with a rights offering or a dividend reinvestment and share purchase plan offered exclusively to existing holders of Common Stock, (iv) in connection with an offering solely to employees of the Company or its affiliates, or (v) relating to a transaction pursuant to Rule 145 of the Securities Act), and such registration statement permits the inclusion of the Registrable Shares (a "Piggyback Registration"), the Company will give the Holder written notice thereof promptly and, subject to Section 8(c), shall include in such registration all the Registrable Shares requested to be included therein pursuant to the written request of the Holder received within ten (10) days after delivery of the Company's notice. As used herein, the term "Registrable Shares" shall mean the outstanding Warrant Shares of the Holder, excluding (i) Warrant Shares for which a registration statement relating to the sale thereof shall have become effective under the 1933 Act, (ii) Warrant Shares sold pursuant to Rule 144 under the 1933 Act or (iii) Warrant Shares eligible for sale pursuant to Rule 144 under the 1933 Act.

            (b) If the Piggyback Registration relates to an underwritten public offering, the Company shall so advise the Holder as a part of the written notice given pursuant to Section 8(a). In such event, the right of the Holder to participate in such registration shall be conditioned upon Holder's participation in such underwriting in accordance with the terms and conditions thereof. Should the Holder propose to distribute its Registrable Shares through such underwriting, it shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

            (c) If such proposed Piggyback Registration is an underwritten offering and the managing underwriter for such offering advises the Company that the securities requested to be included therein exceeds the amount of securities that can be sold in such offering, any (i) securities to be sold by the Company in such offering, (ii) Registrable Securities (as such term is defined in the Company's Third Amended and Restated Stockholders Agreement dated October 8,
1999), (iii) securities issuable upon the exercise of warrants issued by the Company in November and December 1999 which are to be sold in such and (iv) any other securities of the Company being sold by persons having contractual priority over the Holder, shall have priority over the Holder's Registrable

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Shares, and the number of shares to be included by the Holder in such registration shall be reduced pro rata on the basis of the percentage of the outstanding Registrable Shares held by the Holder and all other holders of Common Stock exercising equivalent registration rights. Nothing herein shall preclude the Company from being able to grant registration rights with contractual priority over the Holder's registration rights described herein.

      9.    REGISTRATION PROCEDURES.

      9.1   In the case of each registration effected by the Company pursuant to
Section 8, the Company will keep the Holder advised in writing as to the initiation of such registration and as to the completion thereof. The Company will use its reasonable efforts to:

            (a) cause such registration to be declared effective by the Securities and Exchange Commission (the "Commission");

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement (including post-effective amendments) as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement;

            (c) obtain appropriate qualifications of the securities covered by such registration under state securities or "blue sky" laws in such jurisdictions as may be reasonably requested by the Holder; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any state in which it is not then qualified or to file any general consent to service of process in any jurisdiction in which it is not otherwise subject to service in order to obtain any such qualification;

            (d) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Holder from time to time may reasonably request; and

            (e) notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such holder, prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing.

      9.2 In connection with any registration statement pursuant to which Registrable Shares shall be registered, the Holder hereby agrees (i) to cooperate with the Company and to furnish to the Company all such information in connection with the preparation of such registration statement and any filings with any state securities commissions as the Company may reasonably request,
(ii) to the extent required by the 1933 Act, to deliver or cause delivery of the prospectus contained in such registration statement to any purchaser of the shares covered by such registration statement from the Holder and (iii) to notify the Company of any sale of Registrable Shares by such Holder .

      9.3 The Company shall bear all expenses incurred in connection with the registration of the Registrable Shares pursuant to this Warrant. Such expenses shall include, without limitation, all printing, legal and accounting expenses incurred by the Company and all registration and filing fees imposed by the Commission, any state securities commission or the Nasdaq National Market or, if the Common Stock is not then listed on the Nasdaq National Market, the principal national securities exchange or national market system on which the Common Stock is then traded or quoted. The Holders shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Holder's Registrable Shares and for any legal, accounting and other expenses incurred by Holder in connection with any registration statement.

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      9.4    OTHER OBLIGATIONS. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of Warrant Shares to the public without registration, the Company agrees to:

            (a) make and keep available public information as defined in Rule 144 under the 1933 Act at all times;

            (b) file with the Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the Securities Exchange Act of 1934 (the "1934 Act"); and

            (c) furnish any holder of Warrant Shares upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the 1933 Act and the 1934 Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as a holder of Warrant Shares may reasonably request in availing itself of any rule or regulation of the Commission (including Rule 144A) allowing a holder of Warrant Shares to sell any such securities without registration.

      10.   HOLDER REPRESENTATIONS AND WARRANTIES.

            (a) ORGANIZATION. The Holder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. The Holder has all necessary power and authority to execute and deliver this Warrant and to carry out its provisions.

            (b) AUTHORIZATION; BINDING OBLIGATIONS. All corporate or partnership action on the part of the Holder necessary for the authorization, execution and delivery of this Warrant and each other document or instrument executed by it, or any of its officers, in connection herewith or therewith or pursuant hereto or thereto, the performance of all obligations of the Holder under this Warrant has been taken. This Warrant has been duly executed and delivered by the Holder and constitutes the legal, valid and binding obligations of the Holder enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors and general principles of equity.

            (c) NO VIOLATIONS. The execution, delivery and performance of this Warrant and the performance by the Holder of its obligations hereunder do not and will not conflict with or violate any provision of the organizational documents of the Holder or any law, statute, rule or regulation or any agreement, contract or instrument or any order, judgment or decree to which the Holder is subject or by which any of its assets are bound.

            (d) The Holder understands that neither this Warrant nor the Warrant Shares have been registered under any state securities act or the 1933 Act. The Holder also understands that this Warrant and the Warrant Shares are being offered and sold pursuant to an exemption from registration contained in applicable state securities acts and the 1933 Act based in part upon the Holder's representations contained in this Warrant.

            (e) The Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that Holder is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Holder must bear the economic risk of this investment indefinitely unless this Warrant or the Warrant Shares are registered pursuant to the 1933 Act, or an exemption from registration is available. The Holder understands that the Company has no present intention of registering this Warrant, the Warrant Shares or any shares of its Common Stock. The Holder also understands that there is no assurance that any exemption from registration under the 1933 Act will be available and that, even if available, such exemption may not allow the Holder to transfer all or any portion of this Warrant or the Warrant Shares under the circumstances, in the amounts or at the times the Holder might propose. The Holder can bear the economic risk of losing its entire investment in the Company.

            (f) The Holder is acquiring this Warrant and the Warrant Shares for Holder's own account or for the account of an Affiliate or Owner for investment only, and not with a view towards their resale or distribution in violation of applicable securities laws.

            (g) The Holder represents that, by reason of Holder's or of its management's business or financial experience, the Holder has the capacity to protect its own interests in connection with the transactions contemplated in this Warrant. Further, the Holder is aware of no publication of any advertisement in connection with the transactions contemplated by this Warrant.

            (h) The Holder represents that Holder is an "accredited investor" within the meaning of Regulation D under the 1933 Act.

            (i) The Holder has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company. The Holder has also had the opportunity to ask questions of, and receive answers from, the Company and its management regarding the terms and conditions of this investment. The Holder has had an adequate opportunity to inspect and copy all material documents relating to the Company which it has requested.

      11.   COMPANY REPRESENTATIONS AND WARRANTIES.

      The Company hereby represents and warrants to, and agrees with, each Purchaser as follows:

            (a) ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Warrant to issue the shares of Warrant Stock upon exercise of the Warrant, to carry out the other provisions of this Warrant and the transactions contemplated hereby, and to carry on its business as presently conducted and as presently proposed to be conducted.

            (b) CAPITALIZATION. The authorized capital stock of the Company consists of 150,000,000 shares of Common Stock, 20,000,000 shares of undesignated preferred stock and 1,000,000 shares of Series Z Junior Participating Cumulative Preferred Stock. As of _______, 2000, there were _______________ shares of Common Stock outstanding, 0 shares of undesignated preferred stock outstanding and 0 shares of Series Z Junior Participating Cumulative Preferred Stock outstanding.

            (c) AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Warrant and each other document or instrument executed by it, or any of its officers, in connection herewith or therewith or pursuant hereto or thereto, the performance of all obligations of the Company under this Warrant and for the authorization, sale, issuance and delivery of the shares issuable upon exercise of this Warrant has been taken. When issued in compliance with the provisions of this Warrant, the shares will be duly authorized, validly issued, fully paid and nonassessable, free of any liens, preemptive or similar rights, or, except as set forth herein, any other encumbrances and issued in compliance with all applicable state and federal securities laws. This Warrant has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors and general principles of equity.

            (d) NO VIOLATIONS. The execution, delivery and performance of this Warrant and the performance by the Company of its obligations hereunder do not and will not conflict with or violate any provision of the certificate of incorporation or bylaws of the Company or any law, statute, rule or regulation or any agreement, contract or instrument or any order, judgment or decree to which the Company is subject or by which any of its assets are bound.

            (e) NO OTHER REPRESENTATIONS OR WARRANTIES. The representations and warranties made by the Company in this Warrant supersede any prior statements, representations and warranties of any person with respect to the Company or the transactions contemplated hereby. The representations and warranties of the Company in this Warrant are the only representations and warranties by the Company upon which Holder may rely in connection with transactions contemplated by this Warrant.

      12. LEGENDS. Unless (i) the Warrant Shares have been registered under the 1933 Act, or (ii) in the opinion of counsel for the Company such legend is no longer required in order to ensure compliance with the 1933 Act and all applicable state securities laws, upon the issuance of any of the Warrant Shares, all certificates representing such shares shall bear on the face thereof substantially the following legend:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR PURSUANT TO THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS; PROVIDED THAT IN THE CASE OF AN EXEMPTION, THE ISSUER HAS RECEIVED EVIDENCE SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF ANY SUCH SECURITIES.

      13. NOTICES OF RECORD DATE, ETC. While any portion of this Warrant is still outstanding, in case:

            (a) the Company shall establish a record date for the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or to receive any other right;

            (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, any share exchange for shares of capital stock of another corporation or any conveyance of all or substantially all of the assets of the Company to another corporation;

            (c) of any voluntary or involuntary dissolution, liquidation or winding up of the Company; or

            (d) the Company shall enter into a binding agreement with respect to a transaction by which all of the outstanding shares of Common Stock of the Company are to be acquired by a third party;

then the Company shall mail or cause to be mailed to the Holder at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, and stating the amount and character of such dividend, distribution or rights,
(ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as to which the holders of record of Common Stock shall be entitled to exchange their shares for securities or other property deliverable upon the completion of such transaction, or (iii) the closing of the acquisition by a third party of all of the outstanding shares of Common Stock. Such notice shall be mailed as soon as practicable after the occurrence or likelihood of such event is publicly disclosed. The failure to give the notice required by this Section 13 or any defect therein shall not affect the legality or validity of any dividend, distribution, right, reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up or the vote upon any such action.

      14. NOTICES. All notices required hereunder must be in writing and shall be deemed given when telefaxed, delivered personally or by overnight delivery service or within three days after mailing when mailed by certified or registered mail, return receipt requested, if to the Company, at Fifteen Piedmont Center, Atlanta, Georgia 30305, Attention: Robert W. McCarthy, Esq., and if to the Holder, at the address for the registered Holder as it appears on the books of the Company, or at such other address of which the Company or Holder has been advised by notice hereunder.

      15. RIGHTS AS A STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the Holder any rights as a stockholder of the Company with respect to any shares covered by this Warrant until the date of issuance of such shares, including, but not limited to, any right to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

      16. LOST OR DESTROYED WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

      17. APPLICABLE LAW. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to conflicts of laws principles.

      18. ENTIRE AGREEMENT. This Warrant and the other agreements, certificates and documents delivered in connection with this Agreement contain the entire agreement among the Company and Holder with respect to the transactions described herein, and supersede all prior agreements or statements, written or oral, with respect thereto.

      19. EXPIRATION. The right to exercise this Warrant shall expire at 5:00 p.m. Atlanta, Georgia time on the Expiration Date. If this warrant is not exercised prior to such time, this Warrant shall automatically terminate and be of no further force or effect.

      20. COUNTERPARTS. This Warrant may be exercised in two or more counterparts, each of which shall be deemed an original and all of which shall constitute the same instrument.

      IN WITNESS WHEREOF, the Company and the Holder have caused this Warrant to be signed as of the day and year first above written.


                                    CYPRESS COMMUNICATIONS, INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    [HOLDER]

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    EXHIBIT A

                              WARRANT EXERCISE FORM

      The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Common Stock of Cypress Communications, Inc., a Delaware corporation, and hereby makes payment of $____________ in payment therefor.

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Signature, if jointly held
Date:_______________________

********************************************************************************

                       INSTRUCTIONS FOR ISSUANCE OF STOCK

(if other than to the registered holder of the within Warrant)


Name____________________________________________________________________________
      (Please typewrite or print in block letters)

Address_________________________________________________________________________


Social Security or Taxpayer Identification Number_______________________________

                                    EXHIBIT B

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED, __________________________ hereby sells, assigns and transfers unto

- --------------------------------------------------------------------------------
                Name (please typewrite or print in block letters)

the right to purchase _____ shares of Common Stock of Cypress Communications, Inc., a Delaware corporation, represented by the attached Warrant and does hereby irrevocably constitute and appoint ______________________________, Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Signature, if jointly held

                                          Dated:________________________________